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                       FIRST AMENDMENT TO LINE OF CREDIT,
                         SECURITY AND PLEDGE AGREEMENT

         This First Amendment to Line of Credit, Security and Pledge Agreement ("Amendment") dated as of March 19, 1997 is entered into by ALLIED CAPITAL CREDIT CORPORATION ("Allied Credit"), ALLIED CAPITAL LENDING CORPORATION ("Allied") and RIGGS BANK N.A. (the "Lender").

         WHEREAS, Allied Credit and the Lender entered into that certain Line of Credit, Security and Pledge Agreement dated January 1, 1997 (the "Agreement"); and

         WHEREAS, Allied Credit and Allied have requested that Lender release Allied as Guarantor in exchange for Allied becoming a co-borrower under the Agreement, and modify certain financial covenants of Allied Credit and Allied accordingly under the Agreement; and

         WHEREAS, the parties wish to amend the Agreement as provided herein to evidence the foregoing;

         WHEREAS, capitalized terms not otherwise defined herein shall be used herein as defined in the Agreement.

         NOW THEREFORE, the Lender, Allied Credit and Allied agree as follows:

         1. The Agreement is hereby amended by deleting the definition of "Guarantor" and all references to Guarantor. Lender hereby releases Allied from its Unconditional Guaranty dated January 1, 1997 relating to the Loan.

         2. Allied hereby agrees to assume and become liable for all of the obligations of Borrower under the Agreement, and the term "Borrower" under the Agreement shall hereafter mean and refer to Allied Credit and Allied, individually or collectively as the context may require, and where used collectively, the obligations of Allied Credit and Allied shall be joint and several.

         3. The Agreement is hereby amended by deleting Section 8.01 in its entirety and substituting the following in its place:

                 SECTION 8.01. MAXIMUM LEVERAGE RATIOS. Allied will maintain at all times a ratio of its Consolidated Total Liabilities to its Consolidated Shareholders' Equity of not greater than 1.75 to 1. Allied Credit will maintain at all times a ratio of its Total Liabilities to its Shareholders' Equity of not greater than 1 to 1.

         4. The Agreement is hereby amended by deleting Section 8.02 in its entirety and substituting the following in its place:

                 SECTION 8.02. CONSOLIDATED MINIMUM INTEREST COVERAGE RATIO. Allied will maintain at all times a ratio of its Consolidated Adjusted EBITDA to its Consolidated Total Interest Expense of not less than 1.5 to 1 for the previous four quarters as of the end of each calendar quarter.




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         5.  The Agreement is hereby amended by deleting Section 8.03 in its entirety and substituting the following in its place:

                 SECTION 8.03. CONSOLIDATED PRO FORMA DEBT SERVICE RATIO. Allied will maintain at all times a ratio of its Consolidated Adjusted EBITDA for the previous four quarters to its Consolidated Pro Forma Debt Service of not less than 1.25 to 1 as of the end of each calendar quarter.

         6. Borrower hereby reaffirms the Agreement as amended hereby and agrees that in all respects except as explicitly modified by the terms of this Amendment that the Agreement shall remain in full force and effect.

         7. In consideration of the Amendment contained herein, Borrower represents, warrants and agrees that (i) there are no claims, defenses or set-offs with respect to the Agreement, any Loan or any Note, or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of them or with respect to the collateral, (and to the extent any claim, set-off or defense exists they are each hereby waived and relinquished in their entirety), (ii) no Event of Default, as defined in the Agreement, the Note or any other Loan Document, and no event which with the lapse of time or the giving of notice or both would constitute such an Event of Default, has occurred; (iii) Lender has made no representations or commitments, oral or written, or undertaken any obligations other than as expressly set forth in the Agreement, the Loan Documents and this Amendment, (iv) except as otherwise previously disclosed in writing to the Lender, each of the representations and warranties contained in the Agreement are true and correct as of the date hereof and shall be deemed to be restated and remade as of the date of this Amendment as if set out herein in their entirety; and (v) the making, delivery and performance by the Borrower of this Amendment and all instruments, documents and notes executed contemporaneously herewith, have been duly authorized by all necessary corporate action, and constitute the valid and binding obligations of the Borrower enforceable in accordance with their terms.

         8. All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Agreement. Each and every of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

         BORROWER EXPRESSLY REPRESENTS AND WARRANTS TO HOLDER THAT IT (A) HAS READ EACH AND EVERY PROVISION OF THIS INSTRUMENT; (B) HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS INSTRUMENT REVIEWED BY COMPETENT LEGAL COUNSEL OF ITS OWN CHOOSING; AND (C) UNDERSTANDS, AGREES TO AND ACCEPTS THE PROVISIONS HEREOF.





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         IN WITNESS WHEREOF, the Borrower and the Lender have executed this
Amendment as of the date first above written.



                         ALLIED CAPITAL CREDIT CORPORATION

                         By: /s/ Katherine C. Marien
                            ----------------------------------
                         Name:  Katherine C. Marien
                         Title:     President


                         ALLIED CAPITAL LENDING CORPORATION

                         By: /s/ Katherine C. Marien
                            ----------------------------------
                         Name:  Katherine C. Marien
                         Title: President


                         RIGGS BANK N.A.

                         By: /s/ David H. Olson
                            ----------------------------------
                         Name:  David H. Olson
                         Title: Vice President





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